Exhibit 10.1

Execution Version

NINTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

THIS NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of January 22, 2014 by and among each of the persons listed on the signature pages hereto as lenders (the “Lenders”), Crosstex Energy, L.P., a Delaware limited partnership (the “Borrower”), and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and L/C Issuer.

ARTICLE I

BACKGROUND

A.                                    The Lenders, the Administrative Agent, the L/C Issuer and the Borrower are parties to that certain Amended and Restated Credit Agreement dated as of February 10, 2010 (as amended, supplemented or restated, the “Credit Agreement”).  Terms defined in the Credit Agreement and not otherwise defined herein have the same meanings when used herein.

B.                                    Reference is made to the Agreement and Plan of Merger, dated as of October 21, 2013 (as amended, restated, supplemented or otherwise modified, the “Merger Agreement”), by and among Devon Energy Corporation, Devon Gas Services, L.P., Acacia Natural Gas Corp I, Inc., Crosstex Energy, Inc., New Public Rangers, L.L.C., Boomer Merger Sub, Inc. and Rangers Merger Sub, Inc.

C.                                    The Borrower has requested, and the Lenders have agreed to amend the Credit Agreement so that the transactions contemplated by the Merger Agreement do not create a Change of Control.

ARTICLE II

AGREEMENT

NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

Section 1.                                           Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 The following new definitions are added, in the appropriate alphabetical order, to Section 1.01 of the Credit Agreement to read as follows:

“Merger Agreement” means the Agreement and Plan of Merger, dated as of October 21, 2013, by and among Devon Energy Corporation, Devon Gas Services, L.P., Acacia Natural Gas Corp I, Inc., Crosstex Energy, Inc., New

Public Rangers, L.L.C., Boomer Merger Sub, Inc. and Rangers Merger Sub, Inc., as amended, restated, supplemented or otherwise modified.

“Merger Closing” means the Closing, as defined in the Merger Agreement.

(b)                                 The definitions of “Change of Control” and “Qualifying Owners” in Section 1.01 of the Credit Agreement are amended to read in their entireties as follows:

“Change of Control” means an event or series of events by which:

(a)                                 any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than the Qualifying Owners, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 50% or more of the equity securities of the Ultimate General Partner entitled to vote for members of the board of directors or equivalent governing body of the Ultimate General Partner on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);

(b)                                 prior to the Merger Closing, during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Ultimate General Partner cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors);

(c)                                  after the Merger Closing, during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Ultimate General Partner cease to be composed of individuals appointed by the Qualifying Owners; or

(d)                                 the Ultimate General Partner ceases to be the general partner of the Borrower.

“Qualifying Owners” means collectively,

(a) until the Merger Closing, (i) the Borrower and its Subsidiaries, (ii) Barry E. Davis or any of his Affiliates, (iii) Crosstex Energy, Inc. and its Subsidiaries, and (iv) any transferee of any of the foregoing Persons in this clause (a) to the extent such transferee is approved by a majority of the ownership interests of the then-existing Qualifying Owners (other than the transferor), and

(b) from and after the Merger Closing, (i) Crosstex Energy, Inc. and its Subsidiaries, (ii) Devon Energy Corporation and its Subsidiaries, and (iii) any transferee of any of the foregoing Persons in this clause (b) to the extent such transferee is approved by a majority of the ownership interests of the then-existing Qualifying Owners (other than the transferor).

Section 2.                                           Conditions Precedent.  This Amendment shall become effective as of the date first set forth above upon the satisfaction of the following conditions precedent:

(a)                                 The Administrative Agent shall have received each of the following:

(1)                                 this Amendment, duly executed by the Borrower, the Required Lenders, and the Administrative Agent;

(2)                                 the acknowledgment attached to this Amendment, duly executed by each Guarantor;

(3)                                 payment or evidence of payment of all reasonable fees and expenses owed by the Borrower to the Administrative Agent including, without limitation, the reasonable fees and expenses of Bracewell & Giuliani LLP, counsel to the Administrative Agent; and

(4)                                 such other documents, instruments and certificates as reasonably requested by the Administrative Agent and the Lenders.

(b)                                 The representations and warranties set forth in Section 3 of this Amendment shall be true and correct on and as of the date hereof.

Section 3.                                           Representations and Warranties.

(a)                                 The Borrower represents and warrants to the Lenders and the Administrative Agent as set forth below:

(1)                                 The Borrower (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, and (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment.

(2)                                 The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of the Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than Liens created under the Loan Documents), or require any payment to be made (other than payments required under any Loan Document) under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or its properties or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (c) violate any Law; except in each case referred to in clause (b), to the extent that such conflict, breach, contravention or violation could not reasonably be expected to have a Material Adverse Effect.

(3)                                 No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment, except for such approvals, consents, exemptions, authorizations, other actions, notices and filings as have been obtained, taken, given or made and are in full force and effect and with which the Borrower and its Subsidiaries are in compliance in all material respects or which the failure to have would not result in a Material Adverse Effect.

(4)                                 This Amendment has been duly executed and delivered by the Borrower and acknowledged by each Guarantor.  This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in any proceeding in law or in equity).

(5)                                 The execution, delivery and performance of this Amendment do not adversely affect the enforceability of any Lien of the Collateral Documents.

(6)                                 Except as disclosed in Schedule 5.06 to the Credit Agreement, there is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any Subsidiary before any Governmental Authority, referee or arbitrator that could reasonably be expected to have a Material Adverse Effect.

(7)                                 The representations and warranties made by the Borrower and the Guarantors contained in Article V of the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on and as of such date, other than any such representations or warranties that, by the their terms, refer to a specific date, in which case such representation or warranties are true and correct in all material respects as of such earlier specific date.

(8)                                 No event has occurred and is continuing, or would result from the effectiveness of this Amendment, which constitutes a Default.

(9)                                 As of September 30, 2013, the Borrower has no (a) Material Subsidiaries other than those listed on Schedule 3(a) and (b) non-Material Subsidiaries other than those listed on Schedule 3(b).

Section 4.                                           Reference to and Effect on the Credit Agreement.

(a)                                 On and after the effective date of this Amendment each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)                                 Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations stated to be secured thereby under the Loan Documents.

(c)                                  Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

(d)                                 This Agreement is a Loan Document for the purposes of the other Loan Documents.

Section 5.                                           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic imaging means shall be effective as delivery of an originally executed counterpart of this Amendment.

Section 6.                                           Governing Law; Binding Effect.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, and shall be binding upon the Borrower, the Administrative Agent, the L/C Issuer, each Lender and their respective successors and assigns.

Section 7.                                           Costs and Expenses.  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

THIS WRITTEN AMENDMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of this page blank; signature pages follow]

Executed as of the date first set forth above.

CROSSTEX ENERGY, L.P.

By:	Crosstex Energy GP, LLC,
its general partner

	By:	/s/ Michael J. Garberding
		Name:	Michael J. Garberding
		Title:	Executive Vice President and Chief Financial Officer

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

Each of the undersigned, as guarantors under the Amended and Restated Guaranty dated as of February 10, 2010 (as supplemented to date, the “Guaranty”), and as debtors, mortgagors, and/or grantors under the Collateral Documents, hereby (a) consents to this Amendment, and (b) confirms and agrees that the Guaranty and each of the Collateral Documents to which it is a party is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the effective date of the Amendment each reference in the Guaranty and the other Collateral Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

ADDRESS FOR ALL UNDERSIGNED:	CROSSTEX ENERGY SERVICES, L.P.

2501 Cedar Springs	By:	Crosstex Operating GP, LLC,
Suite 100		its general partner
Dallas, Texas 75201
Attention: General Counsel
	By:	/s/ Michael J. Garberding
		Name:	Michael J. Garberding
		Title:	Executive Vice President and Chief Financial Officer

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

APPALACHIAN OIL PURCHASERS, LLC
CROSSTEX OPERATING GP, LLC
CROSSTEX ORV HOLDINGS, INC.
CROSSTEX ENERGY SERVICES GP, LLC
CROSSTEX LIG, LLC
CROSSTEX TUSCALOOSA, LLC
CROSSTEX LIG LIQUIDS, LLC
CROSSTEX PROCESSING SERVICES, LLC
CROSSTEX PELICAN, LLC
CROSSTEX PERMIAN, LLC
CROSSTEX PERMIAN II, LLC
KENTUCKY OIL GATHERING, LLC
M&B GAS SERVICES, LLC
OHIO OIL GATHERING II, LLC
OHIO OIL GATHERING III, LLC
OOGC DISPOSAL COMPANY I, LLC
WEST VIRGINIA OIL GATHERING, LLC

By:	/s/ Michael J. Garberding
	Name:	Michael J. Garberding
	Title:	Executive Vice President and Chief Financial Officer

CROSSTEX GULF COAST MARKETING LTD.
CROSSTEX CCNG PROCESSING LTD.
CROSSTEX NORTH TEXAS PIPELINE, L.P.
CROSSTEX NORTH TEXAS GATHERING, L.P.
CROSSTEX NGL MARKETING, L.P.
CROSSTEX NGL PIPELINE, L.P.

By:	Crosstex Energy Services GP, LLC,
general partner of each above limited
partnership

By:	/s/ Michael J. Garberding
	Name:	Michael J. Garberding
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

SABINE PASS PLANT FACILITY JOINT VENTURE

By:	Crosstex Processing Services, LLC,
as general partner, and
By:	Crosstex Pelican, LLC,
as general partner

By:	/s/ Michael J. Garberding
	Name:	Michael J. Garberding
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Henry Pennell
	Name:	Henry Pennell
	Title:	Vice President

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ Adam H. Fey
	Name:	Adam H. Fey
	Title:	Director

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

COMERICA BANK

By:	/s/ Brandon M. White
	Name:	Brandon M. White
	Title:	Assistant Vice President

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

COMPASS BANK

By:	/s/ Umar Hassan
	Name:	Umar Hassan
	Title:	Vice President

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

SUMITOMO MITSUI BANKING CORP., NEW YORK

By:	/s/ Shuji Yabe
	Name:	Shuji Yabe
	Title:	Managing Director

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Daniel K. Hansen
	Name:	Daniel K. Hansen
	Title:	Vice President

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A.

By:	/s/ Charles D. Kirkham
	Name:	Charles D. Kirkham
	Title:	Managing Director

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Managing Director

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Nancy Mak
	Name:	Nancy Mak
	Title:	Senior Vice President

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ John Durland
	Name:	John Durland
	Title:	Authorized Signatory

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

CITIBANK, N.A.

By:	/s/ Mason McGurrin
	Name:	Mason McGurrin
	Title:	Vice President

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

ABN AMRO CAPITAL USA LLC

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Executive Director

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

REGIONS BANK

By:	/s/ Richard Kaufman
	Name:	Richard Kaufman
	Title:	Senior Vice President

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Jill McSorley
	Name:	Jill McSorley
	Title:	Senior Vice President

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

ONEWEST BANK, FSB

By:	/s/ Sean Murphy
	Name:	Sean Murphy
	Title:	Executive Vice President

Signature Page to Ninth Amendment to Amended and Restated Credit Agreement

SCHEDULE 3(a)

MATERIAL SUBSIDIARIES

Crosstex Energy Services, L.P. (DE)

Crosstex Operating GP, LLC (DE)*

Crosstex Energy Services GP, LLC (DE)*

Crosstex LIG, LLC (LA)

Crosstex Tuscaloosa, LLC (LA)*

Crosstex LIG Liquids, LLC (LA)

Crosstex Gulf Coast Marketing Ltd. (TX)*

Crosstex CCNG Processing Ltd. (TX)

Crosstex North Texas Pipeline, L.P. (TX)

Crosstex North Texas Gathering, L.P. (TX)

Crosstex NGL Pipeline, L.P. (TX)*

Crosstex NGL Marketing, L.P. (TX)*

Crosstex Processing Services, LLC (DE)

Crosstex Pelican, LLC (DE)

Sabine Pass Plant Facility Joint Venture (TX)*

Crosstex Permian, LLC (TX)*

Crosstex Permian II, LLC (TX)*

Crosstex Louisiana Gathering, LLC (Louisiana)*

Crosstex ORV Holdings, Inc. (DE)*

Appalachian Oil Purchasers, LLC (DE) *

Kentucky Oil Gathering, LLC (DE) *

M&B Gas Services, LLC (DE) *

Ohio Oil Gathering II, LLC (DE) *

Ohio Oil Gathering III, LLC (DE) *

OOGC Disposal Company I, LLC (DE) *

West Virginia Oil Gathering, LLC (DE) *

*Indicates entity has previously been treated as a Material Subsidiary (e.g., it pledged assets and is a Guarantor) but does not technically meet the definition of a “Material Subsidiary” as of September 30, 2013.

Schedule 3(a) to

Ninth Amendment to Amended and Restated Credit Agreement

SCHEDULE 3(b)

NON-MATERIAL SUBSIDIARIES

Crosstex Crude Marketing, LLC (Delaware)

Crosstex Louisiana Energy, L.P. (Delaware)

Crosstex DC Gathering Company, J.V. (Texas)

Crosstex Energy Finance Corporation (Delaware)

Crosstex Texas NGL Pipeline, LLC (Texas)

Clearfield Ohio Holdings, Inc. (Ohio)

Ohio River Valley Pipeline, LLC (Delaware)

Schedule 3(b) to

Ninth Amendment to Amended and Restated Credit Agreement